UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2009

GLOBAL HEALTH VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-137888

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

Suite 1023 – 409 Granville Street, Vancouver, BC V6C 1T2

(Address of principal executive offices and Zip Code)

604-324-4844

Registrant's telephone number, including area code

1517 West 58th Avenue, Vancouver, British Columbia Canada V6P 1W6

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective November 17, 2009, we issued an aggregate of 800,000 shares of common stock and 800,000 warrants to two investors pursuant to private placement subscription agreements dated October 28, 2009 for gross proceeds of $600,000. Each warrant entitles the investor to purchase one additional share of common stock of our company at a price of $1.00 per share until November 17, 2011. We issued the securities to two non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
10.1	Form of Subscription Agreement
99.1	News Release dated November 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HEALTH VENTURES INC.

By:

/s/ Hassan Salari

Hassan Salari

President, Chief Executive Officer, Secretary,

Treasurer and Director

Dated: November 20, 2009